UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Nkarta, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39370	47-4515206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Veterans Boulevard South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 407-1049

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2024 annual meeting of stockholders (the “Annual Meeting”) of Nkarta, Inc. (the “Company”) was held on June 13, 2024, at which stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation (the “Charter”) to increase the number of total authorized shares of the Company’s common stock, $0.0001 par value per share, from 100,000,000 to 200,000,000 shares. The Amendment became effective immediately upon filing with the Secretary of State of the State of Delaware on June 13, 2024. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Election of Directors. The stockholders elected the following three Class I directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Paul Hastings	49,935,465	6,086,347	2,957,724
Angela Thedinga, M.B.A, M.P.H.	49,271,332	6,750,480	2,957,724
George Vratsanos, M.D.	55,902,624	119,188	2,957,724

Ratification of Appointment of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
58,905,069	60,462	14,005	—

Approval of Amendment to Certificate of Incorporation. The stockholders approved the amendment of the Company’s Charter to increase the number of total authorized shares of the Company's common stock, $0.0001 par value per share, from 100,000,000 to 200,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
57,370,688	1,579,419	29,429	—

Item. 7.01 Regulation FD Disclosure.

On June 13, 2024, the Company issued a press release announcing the election of Dr. George Vratsanos to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the
“Securities Act”), unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation.
99.1	Press Release issued on June 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nkarta, Inc.

Date: June 13, 2024	By:	/s/ Alicia Hager
Alicia J. Hager, J.D., Ph.D.
Chief Legal Officer